REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of July 22, 2026 by and between the Vita Coco Company, Inc., a Delaware public benefit corporation (the “Company”), Shareholder Representative Services LLC, a Colorado limited liability company (“SRS”), solely in its capacity as designee for the Holders set forth on the signature pages hereto (the “Holders”), and each of the Holders.
WHEREAS, this Agreement is made in connection with the closing of the transactions contemplated by that certain Merger Agreement, dated as of July 22, 2026 (the “Merger Agreement”), by and among the Company, Copra Inc., a Delaware corporation, Pinkco Inc., a Delaware corporation and wholly owned subsidiary of the Company, and SRS, solely in its capacity as representative of the Effective Time Holders (in each case, as defined in the Merger Agreement);
WHEREAS, under the Merger Agreement, the Holders will receive shares of common stock, par value of $0.01 per share, of the Company (the “Common Stock”);
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders;
WHEREAS, the Company may issue to Eligible Recipients (as defined in the Merger Agreement) a number of shares of Common Stock pursuant to Section 1.11 of the Merger Agreement based on certain financial metrics of the Company during the Calculation Period (as defined in the Merger Agreement); and
WHEREAS, it is a condition to the obligations of the parties under the Merger Agreement that this Agreement be executed and delivered.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties, intending to be legally bound, hereby agree as follows:
Article I
DEFINITIONS
Section 1.1Definitions. The terms set forth below are used herein as so defined:
“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Allowed Delay” has the meaning specified therefor in Section 2.1(d) of this Agreement.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“Beneficially Own” has the meaning ascribed to it in Section 13(d) of the Exchange Act.
“Business Day” shall have the meaning set forth in the Merger Agreement.
“Closing Common Stock” means the shares of Common Stock issued as Closing Stock Consideration (as defined in the Merger Agreement) and allotted to the Holders on the Closing Date pursuant to the Merger Agreement and not any other shares held by any Holder.
“Closing Date” has the meaning specified therefor in the Merger Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” has the meaning specified therefor in the Recitals of this Agreement.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“DTC” means the Depository Trust Company.
“Earnout Common Stock” means the shares of Common Stock that may be issued as and allotted to the Holders on the date of final determination of the Earnout Amount (as defined in the Merger Agreement) pursuant to the Merger Agreement and not any shares held by any other Holder.
“Earnout Effective Date” has the meaning specified in Section 2.1(b) of this Agreement.
“Effective Date” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Effectiveness Period” means the period beginning on the Effective Date for the Registration Statement and ending at the time all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority.
“Holder” means the record holder of any Registrable Securities as set forth on the signature page hereto.

“Laws” shall have the meaning set forth in the Merger Agreement.
“Legend Removal Documents” has the meaning specified therefor in Section 2.9 of this Agreement.
“Losses” has the meaning specified therefor in Section 2.6(a) of this Agreement.
“Merger Agreement” has the meaning specified therefor in the Recitals of this Agreement.
“Permitted Transfer” has the meaning specified therefor in Section 2.8(a) of this Agreement.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
“Registrable Securities” means, subject to Section 1.2 of this Agreement, the Closing Common Stock and, upon its issuance, Earnout Common Stock, and any Common Stock issued or issuable with respect to the foregoing as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event.
“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement.
“Registration Statement” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(c) of this Agreement.
“Rule 144” has the meaning specified therefor in Section 1.2 of this Agreement.
“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff (whether or not publicly available); provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission (and shared with the Selling Holders upon request if not publicly available) and (ii) the Securities Act.
“SEC Restrictions” has the meaning specified therefor in Section 2.2 of this Agreement.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Selling Expenses” means all fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities, transfer taxes and fees and disbursements of counsel to the Selling Holders, except for the reasonable fees and disbursements of counsel for the Selling Holders to be paid by the Securityholder Representative (as defined in the Merger Agreement) pursuant to Section 2.5 of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.
“Selling Holder Questionnaire” has the meaning specified therefor in Section 2.3 of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).
“Transfer” has the meaning specified therefor in Section 2.8(b) of this Agreement.
“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).
Section 1.2Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (i) the date on which the Selling Holders shall have resold all the Registrable Securities covered by the Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”), when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Security, (iv) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, or (v) five years from the date of issuance.
Article II
REGISTRATION RIGHTS
Section 2.1Shelf Registration.
(a)Shelf Registration. The Company shall (i) prepare and file a Shelf Registration Statement under the Securities Act covering all Registrable Securities outstanding at the time of such filing (or submission) (a “Registration Statement”) within four (4) Business Days from the date of issuance of the Closing Common Stock (the “Initial Registration Statement”) and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective as promptly as practicable but no later than (A) five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further “review”, or (B) one hundred and twenty (120) days following the Closing Date if the Commission notifies the Company that it will “review” the Initial Registration Statement (such date, the “Effective Date”). The Registration Statement filed with the Commission pursuant to this Section 2.1(a) shall be on Form S-3 and, if the Company is a WKSI as of the filing date thereof, shall be an Automatic Shelf Registration Statement, or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the Effective Date for such Registration Statement. Before filing any Registration Statement, the Company shall furnish to the Selling Holders a copy of the Registration Statement. The Selling Holders and their respective counsel shall have at least two (2) Business Days prior to the anticipated filing date of a Registration Statement to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus (including any documents incorporated by reference therein), prior to its filing with Commission. Such Registration Statement also shall cover, to the extent allowable under the Securities Act, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (A) use commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as the Selling Holder or its counsel reasonably proposed to the Company, and (B) not file any Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Selling Holder to which such Selling Holder reasonably (x) objects or (y) believes contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such information is required (in the good faith opinion of the Company) to comply with any applicable law or regulation or SEC Guidance. During the Effectiveness Period, the Company will use its reasonable best efforts to cause such Shelf Registration Statement on Form S-3 filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities. A Registration Statement when declared effective, or for purposes of an Automatic Shelf Registration Statement when filed with the Commission (including the documents incorporated therein by reference), will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within one (1) Business Day of such date, the Company shall provide the Holders with written notice of the effectiveness of such Registration Statement.
(b)Earnout Registration Statement. The Company shall (i) prepare and file a Registration Statement under the Securities Act covering all Registrable Securities outstanding at the time of such filing within 30 days of the final determination of the Earnout Stock Consideration (as defined in the Merger Agreement) (an “Earnout Registration Statement”) and (ii) use its reasonable best efforts to cause such Earnout Registration Statement to become effective as promptly as practicable but no later than (A) five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further “review”, or (B) one hundred and twenty (120) days following the final determination of the Earnout Stock Consideration if the Commission notifies the Company that it will “review” the Initial Registration Statement (such date, the “Earnout Effective Date”). The Registration Statement filed with the Commission pursuant to this Section 2.1(b) shall be on Form S-3 and, if the Company is a WKSI as of the filing date thereof, shall be an Automatic Shelf Registration Statement, or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. Before filing any Earnout Registration Statement, the Company shall furnish to the Selling Holders a copy of the Earnout Registration Statement. The Selling Holders and their respective counsel shall have at least two (2) Business Days prior to the anticipated filing date of an Earnout Registration Statement to review and comment upon such Earnout Registration Statement and any amendment or supplement to such Earnout Registration Statement and any related prospectus (including any documents incorporated by reference therein), prior to its filing with Commission. Such Earnout Registration Statement also shall cover, to the extent allowable under the Securities Act, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (A) use commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as the Selling Holder or its counsel reasonably proposed to the Company, and (B) not file any Earnout Registration Statement or related prospectus or any amendment or supplement thereto containing information regarding the Selling Holder to which such Selling Holder reasonably (x) objects or (y) believes contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such information is required (in the good faith opinion of the Company) to comply with any applicable law or regulation or SEC Guidance. During the Effectiveness Period, the Company will use its reasonable best efforts to cause such Shelf Registration Statement on Form S-3 filed pursuant to this Section 2.1(b) to be continuously effective under the Securities Act, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities. A Registration Statement when declared effective, or for purposes of an Automatic Shelf Registration Statement when filed with the Commission (including the documents incorporated therein by reference), will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within one (1) Business Day of such date, the Company shall provide the Holders with written notice of the effectiveness of such Registration Statement.
(c)Resale Registration Opt-Out. At least three (3) Business Days before the initial filing of a Shelf Registration Statement required by Section 2.1(a) or Section 2.1(b) the Company shall provide advance written notice (which notice may be provided prior to the date of this Agreement) to each Holder that it plans to file a Shelf Registration Statement. Any Holder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Holder not be included in a Shelf Registration Statement prior to its initial filing. Following receipt of a Resale Opt-Out Notice from a Holder, the Company shall not be required to include the Registrable Securities of such Holder in such Shelf Registration Statement.
(d)Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may delay the filing of a Shelf Registration Statement required by Section 2.1(a) or Section 2.1(b) and may, upon written notice to any Selling Holder whose Registrable Securities are included in a Shelf Registration Statement filed pursuant to Section 2.1(a) or Section 2.1(b), suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement if the Company reasonably determines, in good faith and upon advice of legal counsel, that such delay or suspension is necessary to (i) avoid an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company, (ii) delay the disclosure of material non-public information / inside information not otherwise required to be disclosed under Law, and either (x) the Company has a bona fide business purpose for preserving the confidentiality of such information or transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable; or (iii) amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (such delays, each an “Allowed Delay”); provided, however, that the Company may only suspend Selling Holders from selling Registrable Securities pursuant to such Registration Statement two (2) times in any twelve-month period for not more than thirty (30) consecutive days and in no event for a period that exceeds an aggregate of sixty (60) days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, but in any event within one (1) Business Day of such disclosure or termination, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement, but shall not disclose to such Selling Holder any material non-public information giving rise to such Allowed Delay. The Company shall use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.
Section 2.2Rule 415; Cutback. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities) or requires any Selling Holder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Selling Holders is an “underwriter.” Each Selling Holder shall have the right to have its legal counsel, at such Selling Holder’s expense, to review and oversee any registration or matters pursuant to this Section 2.2, including to comment on any written submission made to the Commission with respect thereto. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2.22, the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Selling Holder as an “underwriter” in such Registration Statement without the prior written consent of such Selling Holder (provided that, in the event a Selling Holder withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Selling Holder in any Registration Statement covering the resale thereof until such time as the Commission no longer requires such Selling Holder to be named as an “underwriter” in such Registration Statement or such Selling Holder otherwise consents in writing to being so named). Any cut-back imposed on the Selling Holders pursuant to this Section 2.2 shall be applied first to any of the Registrable Securities of a Selling Holder that the Commission has indicated cannot be included or must be limited in the number of Registrable Securities that can be included, and thereafter shall be allocated among the Selling Holders on a pro rata basis, unless the SEC Restrictions otherwise require or provides otherwise, or a Selling Holder otherwise agrees.
Section 2.3Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement if such Selling Holder has (i) failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act or (ii) failed to cooperate with the Company by, within three (3) Business Days of receiving such request, supplying information and executing documents relating to the Holder or the securities of the Company owned by the Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations, including but not limited to furnishing to the Company a completed questionnaire in the form attached to this Agreement as Exhibit A (a “Selling Holder Questionnaire”).
Section 2.4In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equity holders, the Company will use commercially reasonable efforts to cooperate with and assist such Holder, such equity holders and the Company’s transfer agent to facilitate such in-kind distribution; provided, that the Holder and its equity holders, as applicable, shall (A) deliver such documents and undertakings reasonably requested by the Company, its counsel or its transfer agent in connection with such request, including an indemnity letter to the Company indemnifying the Company to the same extent the Company is required or requested to indemnify the Company’s transfer agent in connection with such in-kind distribution, if applicable, and (B) if applicable, agree not to sell such shares unless an effective registration statement is on file with the Commission or there is an applicable exemption from registration for such sale under the Securities Act or the rules promulgated thereunder. Any delivery of shares of Common Stock without restrictive legends pursuant to this Section 2.4 shall be made in accordance with Section 2.9. Notwithstanding the provisions of Section 2.5, each of the Holder and its equity holders shall be responsible for its own fees and expenses incident to the delivery of Common Stock pursuant to this Section 2.44.
Section 2.5Expenses. The Company will pay all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, and the disposition of such securities, including, without limitation: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or FINRA, (b) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with DTC or other depositary and of printing prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (e) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, (f) all applicable rating agency fees with respect to the Registrable Securities, (g) all fees and disbursements of legal counsel for the Company, and (h) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). Each Selling Holder shall pay its pro rata share of all Selling Expenses incurred by it in connection with any sale of its Registrable Securities hereunder (including all fees, discounts, selling commissions, transfer taxes allocable to the sale of the Registrable Securities and all fees and disbursements of counsel for the Selling Holders), provided that, to the extent available, the Securityholder Representative shall pay all reasonable fees and disbursements of one legal counsel for Selling Holders selected by the Holders (which may be the same counsel as selected for the Company), together with any necessary local counsel as may be required by the Selling Holders, with the Securityholder Representative Reserve.
Section 2.6Indemnification.
(a)By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law and without limitation as to time, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, members, shareholders, partners, employees, agents, representatives, advisors, and managers, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, members, shareholders, partners, employees, agents, representatives, advisors, and managers, against any losses, claims, actions, damages, expenses or liabilities (including, without limitation, court costs and costs of preparation, reasonable attorneys’ fees and expenses, amounts paid in settlement (subject to Section 2.6(c)) or reasonable and documented expenses), including any of the foregoing incurred in settlement of any litigation commenced or threatened by any party other than a Selling Holder (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person or directors, officers, employees, agents, representatives or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will promptly reimburse each such Selling Holder, its directors and officers, and each such controlling Person and each such director, officer, employee, agent, representatives, advisor or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings as such expenses are incurred and are due and payable (subject to Section 2.6(c)) in connection with investigating or defending any such Loss; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable, if the foregoing was timely made available by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, representatives, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
(b)By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees, representatives and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto, and which was provided to such Selling Holder for review prior to use in the Shelf Registration Statement, any prospectus or any such amendment thereof or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c)Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.6(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.
(d)Contribution. If the indemnification provided for in this Section 2.66 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses attributable to such Selling Holder in accordance with Section 2.55) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
Section 2.7Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company shall use reasonable best efforts to:
(a)Make and keep adequate current public information regarding the Company available, as those terms are understood and defined in Rule 144;
(b)File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
(c)So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or interim report of the Company, and such other public reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration, and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of the Company that it has complied with the reporting requirements of Rule 144.
Section 2.8Transfer or Assignment of Registration Rights. Without the prior written consent of the Company, the rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may not be transferred or assigned by the Holders except to one or more transferee(s) or assignee(s) of such Registrable Securities pursuant to a Permitted Transfer in accordance with this Section 2.88. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee shall assume in writing responsibility for its obligations of such Holder under this Agreement.
(a)“Permitted Transfer” means any Transfer (A) to an Affiliate of the Holder or, upon prior written notice and subject to the execution of a joinder agreement as set forth in the proviso below, an entity in which one or more Affiliates of the Holder, directly, or indirectly through one or more Affiliates of the Holder, owns equity interests with sufficient voting control in such entity, or otherwise has legally enforceable rights, such that one or more Affiliates of the Holder retain sole dispositive power and exclusive voting control with respect to the Closing Common Stock held by such entity; (B) to the Company or any of its subsidiaries, including pursuant to a share buyback, tender offer, or any other lawful purchase of Common Stock by the Company or any of its subsidiaries; (C) pursuant to a liquidation, merger, consolidation, share exchange, reorganization, tender offer or other similar transaction involving the Company or any of its subsidiaries that has been approved, authorized or recommended by the board of directors of the Company; (D) of Common Stock purchased by such Holder on the open market; and (E) (1) for estate planning purposes to any trust, partnership, limited liability company or other vehicle for the benefit of such Holder; (2) by will or intestate succession upon the death of a Holder or a division or distribution of a trust described in clause (1) above; (3) pursuant to a qualified domestic order, court order or in connection with a divorce settlement; (4) as a bona fide gift or charitable distribution, or for bona fide estate planning purposes; (5) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Section 2.88, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin); (6) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests; (7) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (1) through (6) above; and (8) if such Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (x) to another corporation, partnership, limited liability company, trust or other business entity that controlled or managed by the Holder (including, but not limited to, any distribution to its members), or (y) to partners, limited liability company members, or stockholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership;  provided, however, that in order for the Transfer to be effective and binding, any transferee who receives Closing Common Stock or Earnout Common Stock or pursuant to a Permitted Transfer in accordance with clauses (A) through (E) above at any time while this Agreement remains in effect must first execute a joinder to this Agreement and agree to be bound by the terms of this Agreement as if they were an original party (in the capacity of the Holder) hereto.
(b)“Transfer” means, with respect to Common Stock, directly or indirectly, by operation of Law, contract or otherwise, (A) the sale, transfer, assignment, pledge, hypothecation, mortgage, license, gift, creation of a security interest in or lien on, placement in trust (voting or otherwise), encumbrance or other disposition to any Person of such Common Stock, in whole or in part, including as a result of foreclosure on a security interest, (B) any hedging, swap, forward contract or other transaction that is designed to or which reasonably could be expected to lead to or result in a transfer or other disposition of Beneficial Ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of, or pecuniary interest in, or the economic consequences of having Beneficial Ownership of, such Common Stock, including any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Common Stock, (C) any short sale of, or trade in, such Common Stock, or entry into any transaction with respect to derivative securities representing the right to vote or economic benefits of, such Common Stock, or (D) any entry into any contract, option or other arrangement or understanding with respect to the matters described in the foregoing clauses (A) to (C); provided, however, that the following shall not be considered a “Transfer”: (1) entering into a voting or support agreement (with or without granting a proxy) in support of any merger, consolidation or other business combination of the Company that has been approved, and is then recommended, by the Company’s board of directors, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger); or (2) the grant of a proxy to officers or directors of the Company at the request of the Company’s board of directors in connection with actions to be taken at a general or special meeting of shareholders.
Section 2.9Company Obligations Regarding Legend Removal. The restrictive legend on any Holder’s certificates representing Common Stock or the book-entry account representing Common Stock covered by this Agreement shall be removed only if (a) such shares referred to above are sold, distributed or otherwise transferred pursuant to an effective registration statement under the Securities Act in accordance with the plan of distribution described therein, (b) such shares referred to above may be sold by the applicable Holder free of restrictions without regard to Rule 144(b) (i.e., such Holder is not an Affiliate of the Company, and has not been an Affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144), or (c) such shares referred to above are being sold, assigned or otherwise transferred pursuant to Rule 144 or another available exemption from registration under the Securities Act; provided, that with respect to clause (b) or (c) above, the applicable Holder has provided such customary representation letters or other information as may be reasonably requested in writing by the Company and its legal counsel or transfer agent in connection such legend removal (the “Legend Removal Documents”). The Company will use its reasonable best efforts to assist such Holder in the facilitation of such transfers, including the delivery of instruction letters and legal opinions to the transfer agent, and to (x) cause its transfer agent to remove the legend on such shares referred to above pursuant to this Section 2.9 as soon as reasonably practicable (and in any event within three (3) Business Days) after delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents) and (y) cause its legal counsel to deliver an opinion and/or instruction letter, if necessary, to the transfer agent for the shares of Common Stock in connection with the removal of such restrictive legends. The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 2.9, provided, that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder.
Section 2.10No Conflicts of Rights. The Company represents and warrants that it is not subject to any registration rights that are inconsistent with or that in any way violate the rights granted to the Holders hereby. The Company shall not, prior to the termination of this Agreement, grant any registration rights that conflict with, would prevent the Company from performing, or are inconsistent with, the rights granted to the Holders hereby.
Section 2.11Selling Holder Review. The Company will not file any amendment or supplement to the Registration Statement or any prospectus, other than documents incorporated by reference, relating to any Selling Holder, the Registrable Securities or the transactions contemplated hereby unless (A) the Selling Holder and its counsel shall have been advised and afforded the opportunity to review and comment thereon at least two (2) Business Days prior to filing with the Commission and (B) the Company shall have given reasonable due consideration to any comments thereon received from the Selling Holder or its counsel.
Section 2.12Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Selling Holders promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (1) of the Company’s receipt of notice of any request by the Commission or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (2) of the Company’s receipt of notice of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (3) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Selling Holders (and shall not so disclose to any Selling Holder without such Selling Holder’s prior written consent) the substance of specific reasons of any of the events set forth in clauses (1) through (3) of the immediately preceding sentence and shall not provide any material non-public information to the Selling Holders in such notice (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. If at any time the Commission, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to any Selling Holder, without charge, a copy of any correspondence from the Commission or the staff of the Commission, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement or any prospectus, or prospectus supplement as the case may be; provided, however, that no Selling Holder shall be furnished with any correspondence with the Commission or staff of the Commission pursuant to this Section 2.12 unless the Selling Holder enters into an appropriate confidentiality and non-use agreement with the Company with respect thereto. In the event of a Suspension Event set forth in clause (3) of the second sentence of this Section 2.12, the Company will use its commercially reasonable efforts to resolve the matter such that sales under Registration Statements may resume.
Section 2.13Listing. The Company shall use commercially reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Stock Market and any other national exchange upon which the Registrable Securities are then listed.
Section 2.14Blue-Sky. The Company shall, if applicable, register or qualify or cooperate with a Selling Holder and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by such Selling Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.144, (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2.144, or (iii) file a general consent to service of process in any such jurisdiction.
Article III
MISCELLANEOUS
Section 3.1Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, facsimile, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
(a)If to any Holder, to the address or email address under such Holder’s name on the signature pages hereto.
(b)If to the Company:
The Vita Coco Company, Inc.
111 Fifth Avenue, Second Floor
New York, NY 10003
Attention: Alison Klein, General Counsel
Email: [***]

with a copy (which shall not constitute notice) to:
Ballard Spahr LLP
Attention: Kimberly W. Klayman and Brian Short
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599
Email: [***]
(c)If to SRS, to:
Shareholder Representative Services LLC
950 17th Street, Suite 1400
Denver, CO 80202
Attention: Managing Director
Email: [***]

or, if to a transferee of a Holder, to the transferee at the address provided pursuant to Section 2.8 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the facsimile copy or e-mail, if sent via facsimile or e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 3.2Accredited Investor Status. Each of the undersigned receiving Closing Common Stock on the Closing Date pursuant to the Merger Agreement hereby represents and warrants to the Company that, on the date hereof, it is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and is acquiring the Closing Common Stock and will acquire the Earnout Common Stock for its own account and not with a view to a sale or distribution thereof in violation of the Securities Act, any applicable state blue sky Laws or any other applicable securities Laws.
Section 3.3Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.4Assignment of Rights. All or any portion of the rights and obligations of the Holders under this Agreement may be transferred or assigned by the Holders so long as in conformity with Section 2.8 and Section 2.9 hereof.
Section 3.5Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued and allotted in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.
Section 3.6Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
Section 3.7Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.
Section 3.8Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.9Governing Law, Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each of the parties irrevocably submits to the exclusive jurisdiction of United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such courts lack subject-matter jurisdiction, in the Superior Court of the State of Delaware) for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
Section 3.10Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 3.11Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.12Entire Agreement. This Agreement and the Merger Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. This Agreement and the Merger Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.13Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.14No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.15Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders, their respective permitted assignees and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Company and the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the Company, the Holders or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the Company, the Holders or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder or Affiliate of any of the foregoing, as such, for any obligations of the Company, the Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of a Holder hereunder.
Section 3.16Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” If any period of days referred to in this Agreement shall end on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day.

Section 3.17    SRS Capacity; Holder Status. For the avoidance of doubt and notwithstanding anything herein to the contrary, SRS is a party hereto solely in its capacity as the Securityholder Representative of the Holders pursuant to the Merger Agreement, and SRS is not itself responsible for any of the obligations of the Holders hereunder. Each Holder shall be deemed a direct party hereto upon, and by virtue of, SRS’s signature hereto in such capacity.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE VITA COCO COMPANY, INC. By: /s/ Martin Roper Name: Martin Roper Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

By: SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Securityholder Representative and as designee for each Holder set forth below
By: /s/ Sam Riffe Name: Sam Riffe Title: Managing Director
Holders: By: /s/ Benjamin Minges Name: Benjamin Minges Notices:

[***]
[Signature Page to Registration Rights Agreement]

Holders: NUALSRI HOLDINGS LIMITED By: /s/ Chayakorn Phonsuwan Name: Chayakorn Phonusuwan Title: Sole Director Notices:
[***]
[Signature Page to Registration Rights Agreement]

Holders: THE BENJAMIN THOMAS MINGES 2026 IRREVOCABLE FAMILY TRUST By: /s/ Timothy Minges Name: Timothy Minges Title: Trustee Notices:
[***]
[Signature Page to Registration Rights Agreement]

Holders: THE BENJAMIN THOMAS MINGES 2026 IRREVOCABLE TRUST FOR THE BENEFIT OF RAE MARGARET MINGES By: /s/ Timothy Minges Name: Timothy Minges Title: Trustee Notices:
[***]
[Signature Page to Registration Rights Agreement]

Holders By: /s/ Anne Rasmussen Name: Anne Rasmussen Notices:

[***]
[Signature Page to Registration Rights Agreement]